Exhibit 99.2

For more information, please contact:

COMPANY Cindy Liu, Investor Relations Manager Future FinTech Group Inc. Tel: China + 86 - 29-8187-8277 Email: skypeople_annie@163.com Web: http://www.ftft.top	INVESTOR RELATIONS David Rudnick, Account Manager Precept Investor Relations LLC Tel: US +1 646-694-8538 Email: david.rudnick@preceptir.com

Future FinTech Files Proxy Statement
Including Proposal for Corporate Restructuring

XI'AN, China, October 20, 2017 /PRNewswire-Asia-FirstCall/ -- Future FinTech Group Inc. (NASDAQ: FTFT - News) ("Future FinTech" or "the Company"), a financial technology company and integrated producer of fruit-related products, today announced that it filed a proxy statement that includes, among several proposals, a proposal for a corporate restructuring to be voted on by proxy or in person at the Company’s 2017 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Monday, December 18, 2017 at 10:00 A.M., local time at 16F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China.

The Company’s shareholders will vote on whether to approve the spin-off of two of the Company’s wholly-owned subsidiaries, SkyPeople Foods Holdings Limited (BVI) (“SkyPeople BVI”) and FullMart Holdings Limited (BVI) (“FullMart”), through a pro rata distribution of the ordinary shares of each of SkyPeople BVI and FullMart to holders of the Company’s common stock (the “Spin-Offs”) as of the close of business on October 31, 2017, the “Record Date.” These entities constitute the Company’s major operating assets of its fruit-related and food product manufacturing businesses.

In addition, the Company’s shareholders will vote on whether to elect five directors to hold office until the next Annual Meeting and until their successors are elected and qualified; the ratification of the Audit Committee’s selection of the independent registered public accounting firm for the fiscal year ending December 31, 2017; the approval an amendment to the Company’s articles of incorporation to increase its authorized shares from 8,333,333 to 60,000,000; and the adoption and approval of the Future FinTech Group Inc. 2017 Omnibus Equity Plan, among other business properly brought before the Annual Meeting. A proxy statement was filed with the Securities and Exchange Commission (the “SEC”) earlier today that contains complete information regarding these items.

The Company’s Board of Directors (the “Board”) is submitting the spin-offs proposal to its shareholders for approval with the intent of restructuring the Company so that the Company’s management can better focus on the Company’s new fintech business lines and growth strategies, and so that each company can access capital resources that are focused on their respective industries, operational needs and growth strategies. SkyPeople BVI and FullMart will continue to focus on their fruit-related, food and consumer products businesses, and the operating assets remaining with Future FinTech following the completion of the spin-offs will be focused primarily on the fintech sector. The Company is working to complete the spin-offs as quickly as possible, and it expects to complete all transactions in the first quarter of 2018. However, Future FinTech cannot provide assurance when or if either of the spin-offs will occur.

Following the completion of the spin-offs, SkyPeople BVI and its subsidiaries will continue to engage in the manufacture and sale of fruit juice concentrates, fruit juice beverages and other fruit-related products in the People’s Republic of China and overseas markets. FullMart and its subsidiaries will continue to engage in the manufacture and sale of consumer food products. Once the spin-offs are completed, the main business operations of Future FinTech will be focused on (i) the online sales of fruit juice products and beverages, and consumer and health related products through GlobalKey Supply Chain Limited (formerly known as Shaanixi Quangoutong E-Commerce Inc.); (ii) the operation of a supply chain, logistics and trading business for fruit juice products, foods and other consumer and agricultural products through Hedetang Farm Products Trading Market (Mei County) Co., Ltd.; (iii) bulk agricultural products spot trading and financial technology businesses, including software development and information services for the financial leasing and project finance industries through intelligent investment advisory and block chain technology; and (iv) related asset and equity investment management.

In determining whether to recommend the spin-offs to the Company’s shareholders, the primary negative consequences of the transactions that Future FinTech’s Board considered were that the spin-offs could result in Future FinTech’s common stock moving from the NASDAQ Exchange to the OTC Markets if Future FinTech’s stock price cannot continue to meet NASDAQ’s listing requirements, and the lower relative liquidity of the ordinary stock of SkyPeople BVI and FullMart as compared to the common stock of Future FinTech, given that the securities of SkyPeople BVI and FullMart are not currently listed or quoted on any national securities exchange or national quotation system. SkyPeople BVI anticipates registering the securities of a subsidiary on a securities exchange in the People’s Republic of China, but there can be no assurance that such a listing will be completed or that, if completed, it will be able to maintain such a listing. The Company does not currently intend to list the ordinary shares of SkyPeople BVI or FullMart on any exchange in the United States.

If the spin-offs are not approved by Future FinTech shareholders or if either of the spin-offs is not completed for any other reason, Future FinTech shareholders will not receive any distribution of the ordinary shares of SkyPeople BVI or FullMart. Instead, Future FinTech will remain an independent public company, its common stock will continue to be listed and traded on the NASDAQ Global Market, if eligible, and registered under the Exchange Act, and Future FinTech will continue to file periodic and current reports with the Securities and Exchange Commission (the “SEC”).

A proxy statement has been filed with the SEC that contains complete information of this proposed corporate event and other items to be addressed at the Annual Meeting, and this information can be accessed via the Company’s website at www.ftft.top or at the SEC’s website at www.sec.gov.

Safe Harbor Statement

Certain of the statements made in this press release are "forward-looking statements" within the meaning and protections of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance, capital, ownership or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as "may," "will," "anticipate," "assume," "should," "indicate," "would," "believe," "contemplate," "expect," "estimate," "continue," "plan," "point to," "project," "could," "intend," "target" and other similar words and expressions of the future.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2016 and otherwise in our SEC reports and filings, including the proxy statement for 2017 annual meeting. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC's Internet website at http://www.sec.gov. We have no obligation and do not undertake to update, revise or correct any of the forward-looking statements after the date hereof, or after the respective dates on which any such statements otherwise are made.

About Future FinTech Group Inc.

Future FinTech Group Inc. (“Future FinTech” or the “Company”), is an agricultural products company that utilizes financial technology solutions to operate and grow its businesses. The Company is engaged in the production and sales of fruit juice concentrates, fruit beverages, and other fruit related products in China and certain overseas markets. The Company's fruit juice concentrates are sold to domestic customers and exported directly or via distributors. Its fruit juice products, “Hedetang” and “SkyPeople,” are healthy and nutritious beverages and sold primarily in China. The Company leverages e-commerce and new technology platforms and is building a regional agricultural products commodities market with the goal to become a leader in agricultural finance technology. For more information, please visit http://www.ftft.top/.

###